Exhibit 99.1

Cipher Mining Inc., a Newly Formed US-based Bitcoin Mining Company, to Become a Publicly Traded Company via a Merger with Good Works Acquisition Corp.

●	Transaction builds a U.S. based Bitcoin mining champion
●	Combined company valued at an enterprise value of $2.0 billion
●	Includes $425 million fully committed PIPE investment, secured with anchor investors, including Fidelity Management & Research Company and Counterpoint Global (Morgan Stanley)
●	The PIPE investment includes $50 million investment-in-kind from Cipher Mining’s parent company, Bitfury, and is structured as a credit for future purchases of operating services and equipment for Cipher
●	Planned mining capacity of 745MW by the end of 2025 and industry leading cost of energy of approximately 2.7c/kWh
●	The transaction is anticipated to close in Q2 2021

Houston, TX & New York, NY, March 5, 2021: (BUSINESSWIRE) – Cipher Mining Technologies Inc. (“Cipher Mining”), a newly formed U.S.-based Bitcoin mining operation, and Good Works Acquisition Corp. (Nasdaq: GWAC) (“Good Works”), a U.S. publicly-traded special purpose acquisition company, today announced they have entered a definitive agreement for a business combination.  Upon closing of the transaction, the combined company will be named Cipher Mining Inc. (“Cipher” or the “Company”) and is expected to be listed on the Nasdaq under the new ticker symbol “CIFR”.

Company Highlights

Cipher Mining is a newly formed subsidiary of Bitfury Top HoldCo B.V. (“Bitfury” and, together with its subsidiaries, including Bitfury Holding B.V., “Bitfury Group”). The Bitfury Group is a leading provider of Bitcoin mining hardware and other blockchain software and services. Since its inception in 2011, Bitfury Group has deployed more than 500+ MW of computing power and mined more than 600 thousand Bitcoin. As a stand-alone company, Cipher is expected to be positioned as a U.S.-centric Bitcoin mining champion with potential to reach a cumulative deployed capacity of 745MW by the end of 2025. The Company’s U.S.-based data centers are planned to come on-line between Q4 2021 and Q2 2022 with a total of 445MW of power capacity and planned expansion of an additional 300MW deployed between 2023 and 2025. As the projected largest scale mining platform in the U.S., Cipher will provide investors the opportunity to invest in the Bitcoin industry via a leading mining company operating in a highly transparent and well-regulated environment.

Cipher’s contractual relationship with Bitfury Group is also expected to provide the Company with compelling value via access to best-in-class mining equipment and proven on-site operations development, management and maintenance experience.

Good Works’ Co-Chairman, Doug Wurth, commented, “The Good Works team collectively has a long history in the alternative asset markets. We were attracted to Cipher Mining as we believe the Bitcoin mining space represents a compelling way to gain risk-adjusted exposure to the growing crypto ecosystem.  We brought to the table experience in power hosting arrangements, which gave us a clear-eyed view of the advantages of Cipher Mining’s power contracts, and the extraordinary value of its partnership with Bitfury Group. Cipher Mining’s management team and the size of its operations will enable it to execute well across many price environments, and we are excited to help them become the leading Bitcoin mining company in the United States.”

Tyler Page, Cipher Mining’s CEO continued, “Historically, the Bitcoin mining industry featured smaller, poorly capitalized, less experienced companies that were not fully equipped to manage the underlying price swings associated with Bitcoin. With this transaction, we will be able to combine the formidable skill sets and technologies developed by Bitfury Group over the past 10 years with what we believe will be a leadership position on the global cost curve, and thereby create a true leader in the Bitcoin mining industry. We believe that our U.S. domicile provides us additional advantages of low-cost, reliable power and a transparent, stable and secure regulatory and corporate environment. This combination of factors positions us to become the leading Bitcoin miner and also enables future vertical integration opportunities across the Bitcoin ecosystem.”

Transaction Overview

The transaction values the combined company at an enterprise value of US $2.0 billion. Pursuant to the merger and following the share exchanges, the combined company is expected to receive approximately US $595 million in gross cash proceeds from a combination of cash from a US $425 million fully committed stock PIPE, including a $50 million investment in-kind from Bitfury, and approximately US $170 million in cash held in Good Works’ trust account from its initial public offering in October 2020, assuming no public shareholders exercise their redemption rights at closing requiring payment from Good Works’ trust account.  Cash from the transaction, net of transaction fees, will be used to fund the planned build out of the mining facilities of the company.

The PIPE is anchored by institutional investors including funds and accounts managed by Fidelity Management & Research Company and Counterpoint Global (Morgan Stanley). Current Cipher Mining shareholders will become the majority owners of the combined company at closing with approximately 70% ownership in the pro forma company and all existing shareholders and investors will continue to hold their equity ownership subject to a two year lock-up period. The PIPE investors, including Bitfury, will own approximately 15%, Good Works, inclusive of its founder shares will own approximately 7.5%, and Cipher employees will own approximately 7% of the pro forma company at closing.

Both the board of directors and shareholders of Cipher Mining have unanimously approved the proposed transaction, which is expected to be completed in the second quarter of 2021. The board of directors of Good Works has also unanimously approved the proposed transaction. The proposed transaction will be subject to approval by Good Works’ stockholders and satisfaction, or the waiver of the closing conditions identified in the agreement and plan of merger.

Additional information about the proposed transaction, including a copy of the agreement and plan of merger will be provided in a Current Report on Form 8-K to be filed by Good Works today with the U.S. Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

J.P. Morgan Securities LLC is serving as exclusive advisor and lead placement agent to Good Works, and Wells Fargo Securities, LLC is serving as lead financial advisor to Cipher Mining. Wells Fargo Securities, LLC is also serving as co-placement agent on the PIPE.

Schiff Hardin LLP is acting as legal counsel to Good Works. Latham & Watkins LLP is acting as legal counsel to Cipher Mining.  Mayer Brown LLP is acting as legal counsel to the placement agents.

Investor Conference Call Information

Cipher Mining and Good Works will host a joint investor call to discuss the proposed transaction and review an investor presentation today, March 5, 2021. An audio webcast of the call will be available on www.netroadshow.com/nrs/home/#!/?show=d8a8c0cd.

To access the audio replay, go to https://www.ciphermining.com/investors.html

Additional information about the proposed transaction, including a copy of the agreement and plan of merger and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Good Works prior to the call, and will be available free of charge on the SEC website at www.sec.gov.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed transaction, Cipher Mining will become the wholly-owned subsidiary of Good Works  and Good Works will be renamed Cipher Mining Inc. as of the closing of the proposed transaction. Good Works is expected to file a registration statement on Form S-4 (the “Form S-4”) with the SEC that will include a proxy statement and prospectus of Good Works and an information statement of Cipher Mining. Good Works and Cipher Mining urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed transaction, as these materials will contain important information about Cipher Mining, Good Works and the proposed transaction. Such persons can also read Good Works’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for a description of the security holdings of Good Works’ officers and directors and their respective interests as security holders in the consummation of the proposed transaction. When available, the definitive proxy statement/prospectus will be mailed to Good Works’ stockholders. Stockholders will also be able to obtain copies of such documents and all other relevant documents filed or that will be filed with the SEC by Good Works, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Good Works Acquisition Corp. 4265 San Felipe, Suite 603, Houston, TX 77027, attention: Cary Grossman. Before making any voting decision, investors and security holders of Good Works and Cipher Mining are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Participants in the Solicitation

Good Works, Cipher Mining and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Good Works’ stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Good Works’ directors and executive officers in Good Works’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 17, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Good Works’ stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available. Information concerning the interests of Good Works’ participants in the solicitation, which may, in some cases, be different than those of Good Works Acquisition Corp.’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

About Cipher

Cipher will be established as an industrial-scale Bitcoin mining company dedicated to expanding and strengthening the Bitcoin network’s critical infrastructure. Our goal is to be the leading Bitcoin mining company in the United States. We expect that the operations at our four initial planned data centers in Ohio and Texas will enable the Bitcoin network to continue to operate and flourish. Through our business model, Cipher expects to operate powerful computers that mine Bitcoin and validate transactions on the Bitcoin network.  We believe Cipher will leverage our best-in-class technology, market-leading power purchase arrangements, and a seasoned, dedicated senior management team to become the market leader in Bitcoin mining.

About Good Works

Good Works is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities.  The Good Works name reflects the fact that its management and directors donated half of their founder shares to charitable organizations in light of the impact that COVID-19 has had on the ability of non-profits to generate contributions and revenues. The Company’s management team consists of Messrs. Fred Zeidman, CEO and Co-Chairman, Douglas Wurth, Co-Chairman, and Cary Grossman, President.  I-B Good Works, LLC, an affiliate of I-Bankers Securities is the sponsor of Good Works. Good Works is a publicly-traded special purpose acquisition company, or SPAC, with approximately $170 million in trust. Management of Good Works has deep experience in private equity investing, corporate finance and executive level management in a number of industries. In addition, they have experience in Bitcoin mining through involvement in a Power Hosting Company and have extensive experience in SPAC mergers and board governance of public and private companies.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Good Works and Cipher Mining, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Cipher Mining and the markets in which Cipher Mining operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Good Works’ or Cipher Mining’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Good Works’ securities; (ii) the risk that the proposed business combination may not be completed by Good Works’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Good Works; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Good Works, the satisfaction of the minimum trust account amount following redemptions by Good Works’ public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Cipher Mining’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Cipher Mining and potential difficulties in Cipher Mining employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Good Works or Cipher Mining related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Good Works’ securities on the NASDAQ; (viii) the price of Good Works’ securities, including volatility resulting from changes in the competitive and highly regulated industries in which Cipher Mining plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cipher Mining’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Good Works’ final proxy statement/information statement/prospectus contained in the Form S-4 registration statement described below, including those under “Risk Factors” therein, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Good Works from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Good Works and Cipher Mining assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Good Works nor Cipher Mining gives any assurance that either Good Works or Cipher Mining will achieve its expectations.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Good Works, Cipher Mining or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts:

Good Works Acquisition Corp.:

Contact:

Cary Grossman

713-204-3873

cgrossman@shorelinecapitaladvisors.com

Cipher Mining

Mark Roberts

Blueshirt Capital Advisors

investors@ciphermining.com

Cipher Mining Media Contact:

Ryan Dicovitsky

Dukas Linden Public Relations

908-907-7703

CipherMining@DLPR.com

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